UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2013

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 9, 2013, Real Goods Solar, Inc. (the “Company”) announced that a special meeting of the shareholders of the Company will be held on January 14, 2014 at 10:00 a.m., Mountain Time, at the offices of the Company at 833 West South Boulder Road, Louisville, Colorado 80027, to consider and vote upon the matters set forth in the joint proxy statement/prospectus, filed by the Company with the Securities and Exchange Commission on December 3, 2013, related to the previously announced Agreement and Plan of Merger, dated as of August 8, 2013, by and among the Company, Mercury Energy, Inc. (“Mercury”) and Real Goods Mercury, Inc., a wholly-owned subsidiary of the Company. Holders of record of the Company’s Class A common stock at the close of business on November 29, 2013, the record date for the special meeting, will be entitled to vote their shares at the special meeting or any adjournment or postponement of the special meeting.

Additional Information About the Transaction

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction described herein will be submitted to the shareholders of each of Real Goods Solar and Mercury for approval. Real Goods Solar has filed with the Securities and Exchange Commission a registration statement on Form S-4 containing a joint proxy statement/prospectus of Real Goods Solar and Mercury as well as other relevant documents in connection with the transaction. The Securities and Exchange Commission declared the Form S-4 effective on November 27, 2013. Real Goods Solar filed with the Securities and Exchange Commission the final joint proxy statement/prospectus on December 3, 2013 and expects to mail the final joint proxy statement/prospectus to their respective shareholders on or about December 9, 2013. SHAREHOLDERS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REAL GOODS SOLAR, MERCURY AND THE PROPOSED TRANSACTION.

A free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Real Goods Solar, may be obtained at the Securities and Exchange Commission’s website (www.sec.gov). These documents may also be obtained, free of charge, from the investor relations section of Real Goods Solar’s website (www.RealGoodsSolar.com) or by directing a request to 833 W. South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc., heidi.french@realgoods.com or (303) 222-8430.

Real Goods Solar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Real Goods Solar in connection with the transaction. Information about Real Goods Solar’s directors and executive officers is set forth in Real Goods Solar’s definitive proxy statement filed with the Securities and Exchange Commission on October 18, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the transaction. Free copies of these documents may be obtained as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While Real Goods Solar believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, receiving shareholder approval for the transaction described herein, successfully closing the transaction described herein, realizing synergies and other benefits from the transaction described herein, introduction of new products and services, completion and integration of acquisitions, the possibility of negative economic conditions, and other risks and uncertainties included in Real Goods Solar’s filings with the Securities and Exchange Commission. Real Goods Solar assumes no duty to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, issued by Real Goods Solar, Inc. on December 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo
Chief Financial Officer

Date: December 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued by Real Goods Solar, Inc. on December 9, 2013